EXHIBIT 10.2

Execution Version
REPRICING AMENDMENT
This REPRICING AMENDMENT, dated as of February 1, 2021 (this “Amendment”), is entered into by and among PG&E CORPORATION, a California corporation (the “Borrower”), the Consenting Lenders, the New Lenders and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent (in such capacity and including any successors in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Term Loan Credit Agreement, dated as of June 23, 2020, among the Borrower, the lenders party thereto from time to time, the Administrative Agent and the other parties thereto (the “Credit Agreement”, capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as amended hereby));
WHEREAS, each Lender holding Loans (the “Existing Term Loans”) immediately prior to the 2021 Repricing Amendment Effective Date (the Lenders with Existing Term Loans, the “Existing Lenders”) that executes and delivers an executed counterpart to this Amendment by 5:00 p.m., New York City time, on January 28, 2021 (the “Consent Deadline”) agrees to the terms of this Amendment upon the effectiveness of this Amendment on the 2021 Repricing Amendment Effective Date (such lenders, the “Consenting Lenders”);
WHEREAS, JPMCB (or an Affiliate thereof) is acting as a joint lead arranger and bookrunner (in such capacity, the “Left Lead Arranger”) in respect of this Amendment and Barclays Bank PLC, BofA Securities, Inc., Citibank, N.A. and Goldman Sachs Bank USA are acting as joint lead arrangers and bookrunners (in such capacities, together with the Left Lead Arranger, the “Lead Arrangers”) in respect of this Amendment; and
WHEREAS, this Amendment is an amendment made with the consent of the Lenders (after giving effect to the assignments to the New Lenders described in Section C.1), the Borrower and the Administrative Agent pursuant to Section 10.1 of the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
A.Amendments to Credit Agreement. On the 2021 Repricing Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
i.The last sentence in the definition of “ABR” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“If the ABR as determined pursuant to the foregoing would be less than 1.50%, such rate shall be deemed to be 1.50% for purposes of this Agreement.”
ii.The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin”: for any day, (a) for purposes of ABR Loans, (i) prior to the 2021 Repricing Amendment Effective Date, 3.5% per annum and (ii) on and after the 2021 Repricing Amendment Effective Date, 2.00% per annum and (b) for purposes of Eurodollar Loans, (i) prior to the 2021 Repricing Amendment Effective Date, 4.5% per annum and (ii) on and after the 2021 Repricing Amendment Effective Date, 3.00% per annum.
iii.The first proviso in the definition of “Benchmark Replacement” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“provided that, if the Benchmark Replacement as so determined would be less than 0.50% per annum, the Benchmark Replacement will be deemed to be 0.50% per annum for the purposes of this Agreement;”
iv.The last sentence in the definition of “Eurodollar Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding the foregoing, if the Eurodollar Rate as so determined would be less than 0.50%, such rate shall be deemed to be 0.50% for the purposes of this Agreement.”
v.The proviso in the definition of “Unadjusted Benchmark Replacement” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“provided that, if the Unadjusted Benchmark Replacement as so determined would be less than 0.50% per annum, the Unadjusted Benchmark Replacement will be deemed to be 0.50% per annum for the purposes of this Agreement.”
vi.Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:
“2021 Repricing Amendment Effective Date” means February 1, 2021.
vii.Section 2.8(b)(ii) of the Credit Agreement is hereby amended by replacing “12 months after the Effective Date” in the first and second lines thereof with “6 months after the 2021 Repricing Amendment Effective Date”.
B.Conditions Precedent. This Amendment shall become effective as of the date first above written when, and only when, each of the following conditions precedent shall have been satisfied or, to the extent permitted under the Credit Agreement, waived (the “2021 Repricing Amendment Effective Date”):
1.Executed Counterparts. The Administrative Agent shall have received a counterpart to this Amendment duly executed by the Borrower, the Consenting Lenders (which shall constitute Required Lenders), the New Lenders and the Administrative Agent;
2.Organizational Documents; Certificates. The Administrative Agent shall have received (i) a certificate of the Borrower, dated the 2021 Repricing Amendment Effective Date (with a recent short-form good standing certificate of the Borrower), similar to the one delivered pursuant to Section 5.1(e) of the Credit Agreement, with appropriate insertions and attachments and (ii) a certificate of a Responsible Officer, dated the 2021 Repricing Amendment Effective Date, confirming the satisfaction of the conditions precedent set forth in clauses (3) and (4) below;
3.Representations and Warranties. The representations and warranties of the Borrower contained in Section 4 of the Credit Agreement shall be true and correct in all material respects immediately prior to and immediately after giving effect to this Amendment; provided that each of such representations and warranties that contains a materiality qualification shall be true and correct on and as of the 2021 Repricing Amendment Effective Date (or, to the extent such representations and warranties specifically relate to an earlier date, such representations and warranties were true and correct in all material respects, or true and correct, as the case may be, as of such earlier date);
4.No Default. No Default or Event of Default shall have occurred and be continuing immediately prior to, and immediately after giving effect to, the 2021 Repricing Amendment Effective Date;
5.Fees and Expenses. On or prior to the 2021 Repricing Amendment Effective Date, the Borrower shall have paid (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lead Arrangers required to be paid or reimbursed by the Borrower in connection with the preparation, negotiation, execution and delivery of this Amendment and related documentation (including, in each case, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and the Lead

Arrangers with respect thereto), including all costs and expenses pursuant to that certain Amended and Restated Engagement Letter, dated as of January 28, 2021 among the Borrower and the Lead Arrangers, (ii) the fee set forth in Section 2.8(a)(ii) of the Credit Agreement in respect of the Loans and (iii) all other fees then due and payable to the Administrative Agent or Lead Arrangers in connection with this Amendment (including any fees and any invoiced costs and other expenses in connection with the assignments to the New Lenders described in Section C.1 (it being understood that the Administrative Agent has waived the right to receive any transfer fees as provided in Section 10.6 of the Credit Agreement)); and
6.Interest. The Borrower shall have paid to the Administrative Agent for the account of each Lender with outstanding Loans on, and immediately prior to, the 2021 Repricing Amendment Effective Date, all accrued and unpaid interest on all Term Loans through the date immediately prior to the 2021 Repricing Amendment Effective Date.
C.Other Terms.
1.Terms Related to Repricing
. The parties hereto agree that the Borrower is exercising its rights under the penultimate paragraph of Section 10.1 of the Credit Agreement in connection with this Amendment to require any Existing Lender that has not executed and delivered a counterpart to this Amendment by the Consent Deadline (each such Existing Lender, a “2021 Repricing Non-Consenting Lender”) to assign all of its interests, rights and obligations under the Loan Documents to one or more assignees identified by the Borrower and the Administrative Agent, and the Administrative Agent shall coordinate the transfer of the Existing Term Loans of each such 2021 Repricing Non-Consenting Lender to the identified assignees (such assignees, the “New Lenders”), which transfers shall be effective as of the 2021 Repricing Amendment Effective Date, and each assignee acquiring such Existing Term Loans in connection with such transfers shall have provided a signature page to this Amendment consenting hereto with respect to such acquired Existing Term Loans. Each 2021 Repricing Non-Consenting Lender shall, pursuant to Sections 10.1 and 10.6 of the Credit Agreement, execute (or if such 2021 Repricing Non-Consenting Lender shall fail to so execute, shall be deemed to have executed) a counterpart of an Assignment and Assumption with respect to its Existing Term Loans and shall in accordance therewith sell and assign (or be deemed to sell and assign), at par, the principal amount of its Existing Term Loans as specified therein to the assignee New Lender as specified therein, solely upon the consent and acceptance by the applicable assignee New Lender.
2.Reference to the Effect on the Loan Documents
i.As of the 2021 Repricing Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
ii.Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
iii.The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, the Lead Arrangers, the Administrative Agent or any other Secured Party under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
iv.This Amendment is a Loan Document.
3.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of (x) this Amendment and/or (y) any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment and/or the transactions contemplated hereby (each an “Ancillary Document”) that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each, an “Electronic Signature”) transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
4.Ratification. This Amendment shall be effective pursuant to Sections 10.1 and 10.6 of the Credit Agreement (and approved and ratified by the Lenders (including in their capacity as Required Lenders) and the Administrative Agent for all purposes under the Loan Documents) to the extent this Amendment is signed by each of the Lenders and the Administrative Agent.
5.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
6.Section Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.
7.Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
8.Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
9.Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
10.Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of right to trial by jury provisions in Section 10.12 and Section 10.15, respectively, of the Credit Agreement are incorporated herein by reference mutatis mutandis.
11.Assignments. The Borrower and the Administrative Agent hereby consent to each assignment of the Existing Term Loans from each 2021 Repricing Non-Consenting Lender to each New Lender (including the Left Lead Arranger), and from the Left Lead Arranger to institutions previously disclosed to the Borrower in connection with the primary syndication for this Amendment. The Borrower hereby consents to the Administrative Agent’s use of the signature page attached hereto as Exhibit A in connection with the assignments to institutions previously disclosed to the Borrower in connection with the primary syndication for this Amendment and the Administrative Agent may affix such signature page to each Assignment and Assumption that relates to such assignments.
12.New Lenders. From and after the 2021 Repricing Amendment Effective Date, by execution of this Amendment, each New Lender hereby acknowledges, agrees and confirms that such New Lender will be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement, as amended by this Amendment, and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Credit Agreement.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.

PG&E CORPORATION, as the Borrower

By:	/s/ MARGARET K. BECKER
Name:	Margaret K. Becker
Title:	Senior Director and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ ARINA MAVILIAN
Name:	Arina Mavilian
Title:	Executive Director

[Signature Pages of the Lenders Omitted and on File with the Registrant]